Cash and Cash Equivalents, and Restricted Cash - Summary of Cash and Cash Equivalents, and Restricted Cash (Details) ¥ in Thousands, $ in Thousands	Aug. 31, 2017 CNY (¥)	Aug. 31, 2017 USD ($)	Aug. 31, 2016 CNY (¥)	Aug. 31, 2016 USD ($)	Aug. 31, 2015 CNY (¥)	Aug. 31, 2014 CNY (¥)
Cash And Cash Equivalents [Abstract]
Cash and cash equivalents	¥ 1,883,000	$ 285,788	¥ 356,018		¥ 240,684
Restricted cash	13,662	2,074	6,433		3,564
Total	¥ 1,896,662	$ 287,862	¥ 362,451	$ 55,010	¥ 244,248	¥ 148,128